SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934
Filed by the Registrant      ☑
Filed by a Party other than the Registrant      ☐
Check the appropriate box:

☐	Preliminary Proxy Statement	☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☑	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material pursuant to Rule 14a-11(c) or Rule 14a-12
SUNTRON CORPORATION
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement)
Payment of Filing Fee (Check the appropriate box):

☑	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON DECEMBER 15, 2006

To Our Stockholders:
     The 2006 Annual Meeting of Stockholders of Suntron Corporation will be held at 10:00 a.m., local time, on Friday, December 15, 2006 at Suntron’s corporate headquarters located at 2401 West Grandview Road, Phoenix, Arizona 85023. At the meeting, stockholders will vote on the following matters:
     1. To elect three Class II directors, each for a term expiring in 2009; and
     2. To transact such other business as may properly come before the meeting and any postponement or adjournment thereof.
     Stockholders of record as of the close of business on November 20, 2006 are entitled to notice of, and to vote at, the meeting and any postponement or adjournment thereof.
     Whether or not you expect to be present please sign, date, and return the enclosed proxy card in the enclosed pre-addressed envelope as promptly as possible. No postage is required if mailed in the United States.

By Order of the Board of Directors,

Phoenix, Arizona	/s/ James A. Doran
November 21, 2006	Secretary
THIS IS AN IMPORTANT MEETING AND ALL STOCKHOLDERS ARE INVITED TO ATTEND THE MEETING IN PERSON. THOSE STOCKHOLDERS WHO ARE UNABLE TO ATTEND ARE RESPECTFULLY URGED TO EXECUTE AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE. STOCKHOLDERS WHO EXECUTE A PROXY CARD MAY NEVERTHELESS ATTEND THE MEETING, REVOKE THEIR PROXY, AND VOTE THEIR SHARES IN PERSON.

i

SUNTRON CORPORATION
ANNUAL MEETING OF STOCKHOLDERS

PROXY STATEMENT

     This proxy statement contains information related to our annual meeting of stockholders to be held on Friday, December 15, 2006, beginning at 10:00 a.m. local time, at Suntron’s corporate headquarters located at 2401 West Grandview Road, Phoenix, Arizona 85023 and at any adjournments or postponements thereof. The purpose of this proxy statement is to solicit proxies from the holders of our common stock for use at the meeting. This proxy statement, the accompanying notice of annual meeting, and the enclosed form of proxy are being sent to stockholders on or about November 21, 2006. You should review this information in conjunction with our 2005 Annual Report to Stockholders, which accompanies this proxy statement.
ABOUT THE MEETING
What is the purpose of the annual meeting?
     At the annual meeting, stockholders will vote on the election of directors. In addition, our management will report on our performance during 2005 and respond to questions from our stockholders.
Who is entitled to vote at the meeting?
     Only stockholders of record at the close of business on the record date, November 20, 2006, are entitled to receive notice of the annual meeting and to vote the shares of our common stock that they held on that date at the meeting, or any postponements or adjournments of the meeting. Each outstanding share of common stock entitles its holder to cast one vote on each matter to be voted upon.
Who may attend the meeting?
     All stockholders as of the record date, or their duly appointed proxies, may attend the meeting. Please note that if you hold shares in “street name” (that is, through a broker or other nominee), you will need to bring a copy of a brokerage statement reflecting your share ownership as of the record date.
What constitutes a quorum?
     The presence at the meeting, in person or by proxy, of the holders of a majority of all of the shares of common stock outstanding on the record date will constitute a quorum, permitting the stockholders to conduct their business. As of the record date, 27,562,647 shares of our common stock were outstanding. Proxies received but marked as abstentions and broker non-votes will be included in the calculation of the number of shares considered to be present at the meeting but will not be counted as votes cast “for” or “against” any given matter.
     If less than a majority of the outstanding shares of common stock entitled to vote are represented at the meeting, a majority of the shares present at the meeting may adjourn the meeting to another date, time, or place, and notice need not be given of the new date, time, or place if the new date, time, or place is announced at the meeting before an adjournment is taken.
How do I vote?
     If you complete and properly sign the accompanying proxy card and return it to us, it will be voted as you direct. If you are a registered stockholder and attend the meeting, you may deliver your completed proxy card in person. “Street name” stockholders who wish to vote at the meeting will need to obtain a proxy form from the institution that holds their shares.

Can I change my vote after I return my proxy card?
     Yes. Even after you have submitted your proxy, you may change your vote at any time before the proxy is exercised by filing with us either a notice of revocation or a duly executed proxy bearing a later date. The powers of the proxy holders will be suspended if you attend the meeting in person and so request, although attendance at the meeting will not by itself revoke a previously granted proxy.
What are the board’s recommendations?
     Unless you give other instructions on your proxy card, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of our board of directors. Each of the board’s recommendations is set forth together with the description of each item in this proxy statement. In summary, the board recommends a vote “for” election of its nominees for directors.
     Our board of directors does not know of any other matters that may be brought before the meeting nor does it foresee or have reason to believe that the proxy holders will have to vote at the meeting for substitute or alternate board nominees for directors. In the event that any other matter should properly come before the meeting or any nominee for director is not available for election, the proxy holders will vote as recommended by the board of directors or, if no recommendation is given, in accordance with their best judgment.
What vote is required to approve each item?
     Election of Directors. The affirmative vote of a plurality of the votes cast at the meeting by each holder of common stock (either in person or by proxy) is required for the election of directors. A properly executed proxy marked “WITHHOLD AUTHORITY” with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, although it will be counted for purposes of determining whether there is a quorum. Stockholders do not have the right to cumulate their votes for directors.
     Other Items. For each other item, the affirmative vote of a majority of the votes cast at the meeting by each holder of common stock (either in person or by proxy) will be required for approval. A properly executed proxy marked “ABSTAIN” with respect to any such matter will not be voted with respect to such matters, although it will be counted for purposes of determining whether there is a quorum. Accordingly, an abstention will have the effect of a negative vote.
What are the effects of “broker non-votes”?
     If you hold your shares in street name through a broker or other nominee, your broker or nominee may not be permitted to exercise voting discretion with respect to some of the matters to be acted upon. Thus, if you do not give your broker or nominee specific instructions, your shares may not be voted on those matters. Shares represented by these “broker non-votes” will, however, be counted in determining whether there is a quorum. As a result, “broker non-votes” will have the effect of a negative vote on some matters.
Who will pay for the preparation of the proxy?
     We will pay the cost of preparing, assembling, and mailing the proxy statement, notice of meeting, and enclosed proxy card. In addition to the use of mail, our employees may solicit proxies personally and by telephone. Our employees will receive no compensation for soliciting proxies other than their regular salaries. We may request banks, brokers, and other custodians, nominees, and fiduciaries to forward copies of the proxy materials to the beneficial owners of our common stock and to request authority for the execution of proxies, and we may reimburse such persons for their expenses incurred in connection with these activities.
     Our principal executive offices are located at 2401 West Grandview Road, Phoenix, Arizona 85023 and our telephone number is (602) 789-6600. A list of stockholders entitled to vote at the annual meeting will be available at our offices for a period of 10 days prior to the meeting and at the meeting itself for examination by any stockholder.

ELECTION OF DIRECTORS
Directors and Nominees
     Our board of directors is divided into three classes and each class of directors serves for a three-year term or until successors of that class have been elected and qualified. At the annual meeting, our stockholders will elect three Class II directors, each of whom will serve for a term expiring at the 2009 annual meeting of stockholders, or until his successor has been duly elected and qualified.
     Our board of directors has no reason to believe that any nominee will refuse to act as a director or be unable to accept election as a director. However, if any of them are unable to accept election or if any other unforeseen contingencies should arise, our board of directors may designate a substitute nominee. If our board of directors designates a substitute nominee, the persons named as proxies will vote for the substitute nominee designated by our board of directors.
     Our board of directors has nominated Ivor J. Evans, Douglas P. McCormick and Marc Schölvinck, each of whom are currently serving as directors, to stand for re-election. The terms of Thomas B. Sabol, Scott D. Rued, Kurt D. Grindstaff, and William S. Urkiel will expire at the annual meeting of stockholders in 2007. The terms of Allen S. Braswell, Jr., James J. Forese and Hargopal (Paul) Singh will expire at the annual meeting of stockholders in 2008.
     The following table, together with the accompanying text, sets forth certain information, with respect to each of our directors.

Name	Age	Position(s) Held
Allen S. Braswell, Jr.	47	Director
Ivor J. Evans	64	Chairman of the Board of Directors
James J. Forese	70	Director
Kurt D. Grindstaff	54	Director
Douglas P. McCormick	37	Director
Scott D. Rued	49	Director
Thomas B. Sabol	47	Chief Financial Officer and Director
Marc Schölvinck	49	Director
Hargopal (Paul) Singh	56	Chief Executive Officer, President and Director
William S. Urkiel	60	Director
     Hargopal (Paul) Singh has served as our Chief Executive Officer and President since May 2005 and as a director since June 2005. From July 2004 to May 2005, Mr. Singh was Vice President in charge of our largest manufacturing facility in Sugar Land, Texas. From 1995 until 2003, Mr. Singh was with Pemstar, Inc., an electronic manufacturing services (“EMS”) company, where he served on the board for five years and held various senior executive positions, including Chief Operating Officer and Executive Vice President — International Operations. From 1979 to 1995, Mr. Singh held senior management positions in major corporations such as Microsoft and IBM. Mr. Singh has been actively involved in community and professional societies. Mr. Singh holds a BE Mechanical Engineering from Osmania University, in India, and a MS in Industrial Engineering and Management from Oklahoma State University.
     Thomas B. Sabol has served as a director since July 2004 and as our Chief Financial Officer since February 2006. From March 2005 to November 2005, Mr. Sabol served as Chief Financial Officer for Wolverine Tube, Inc., a manufacturer and distributor of copper and copper alloy tube products. From December 2004 to March 2005, Mr. Sabol served as Senior Vice President, Finance & Accounting for Wolverine Tube, Inc. Mr. Sabol served as an independent business consultant from January 2004 to November 2004. Previously, Mr. Sabol served as the Executive Vice President and Chief Operating Officer of Plexus Corp., an EMS company, from July 2002 to November 2003 and as the Chief Financial Officer of Plexus from January 1996 to September 2002. Mr. Sabol is a Certified Public Accountant.

     Allen S. Braswell, Jr. has served as a director since October 2001. Mr. Braswell has engaged in private investment activities as his principal occupation since December 2000. From October 1996 until December 2000, Mr. Braswell served as President of Jabil Global Services and its predecessors. Jabil Global Services is a subsidiary of Jabil Circuit, Inc., which was purchased from EFTC Corporation in September 1999. Mr. Braswell is also a director for Medication Technologies Inc.
     Ivor J. (Ike) Evans has served as our Chairman of the Board since November 2005 and a director since June 2005. He has been an Operating Partner of Thayer Capital Partners, a private equity investment firm, since May 2005. He served as a director of both Union Pacific Corporation and Union Pacific Railroad from 1999 until February 2005, and he served as vice chairman from January 2004 until his retirement in February 2005. From 1998 until his election as vice chairman, Mr. Evans served as the President and Chief Operating Officer of Union Pacific Railroad. From 1990 until 1998, Mr. Evans served in various executive positions at Emerson Electric Company. Mr. Evans is also a director of Cooper Industries, Ltd., Textron, Inc., ArvinMeritor, Inc. and Spirit Aerosystems, Inc.
     James J. Forese has served as a director since July 2004. He has been Operating Partner and Chief Operating Officer of Thayer Capital Partners, since July 2003. He was Chairman of the Board of IKON Office Solutions, Inc. (“IKON”) from 2000 until his retirement in February 2003. He was President and Chief Executive Officer of IKON from 1998 to 2002, Executive Vice President and President of International Operations of IKON from 1997 to 1998, and Executive Vice President and Chief Operating Officer of IKON from 1996 to 1997. Prior to joining IKON, he spent 36 years with IBM Corporation (“IBM”) in numerous executive positions, including two years as Chairman and Chief Executive Officer of IBM Credit Corporation, three years as Vice President—Finance of IBM, and six years as Vice President and Controller of IBM. He is also a director of Anheuser-Busch, BFI Canada Inc., and Spherion Corporation.
     Kurt D. Grindstaff has served as a director since November 2005. Mr. Grindstaff has performed financial consulting services since 1999, primarily for clients engaged in the financial services industries. Until September 1998, he served in various executive capacities during his 17-year tenure with The Seven Up Bottling Company of St. Louis, including as President, Executive Vice President, Chief Operating Officer, and Senior Vice President of Finance. Mr. Grindstaff is a Certified Public Accountant.
     Douglas P. McCormick has served as a director since October 2001. Mr. McCormick is a Managing Partner of Thayer Capital Partners, where he has also served as a Managing Director since January 2001 and a Vice President since January 1999. From June 1997 to January 1999, Mr. McCormick served as an associate at Morgan Stanley & Co. Incorporated, an investment banking firm. From September 1995 to June 1997, Mr. McCormick attended Harvard Business School.
     Scott D. Rued has served as a director since November 2005. Mr. Rued has served as a Managing Partner of Thayer Capital Partners since September 2003. Prior to joining Thayer, Mr. Rued served as President and Chief Executive Officer of Hidden Creek Industries (“HCI”) from May 2001 to October 26003. From January 1994 through April 2001, Mr. Rued served as Executive Vice President and Chief Financial Officer of HCI and from June 1989 through 1993 he served as Vice President-Finance and Corporate Development of HCI. Mr. Rued also serves as the Chairman of the Board of Directors for Commercial Vehicle Group, Inc.
     Marc Schölvinck has served as a director since May 2006. Mr. Schölvinck is a Partner and the Chief Financial Officer of Blum Capital Partners, L.P. (“Blum LP”), a San Francisco based private equity and strategic block investment firm. Mr. Schölvinck joined Blum LP in 1991. From 1991 to 1993 he was Vice President and Controller of Blum LP (except for a ten-month period in 1993 when he held the position of Personal Assistant to the Chairman of Intabex, where he was responsible for worldwide investments). Prior to initially joining Blum LP, he was a Senior Manager in the Capital Markets Services Group of Deloitte & Touche, responsible for merger and acquisition services for international and North American clients and for audit services for financial institutions. He was previously a Senior Manager at Touche Ross & Co. in Cape Town, South Africa. Mr. Schölvinck has a Bachelor of Commerce (Honors) from the University of Cape Town and is a Chartered Accountant (South Africa).
     William S. Urkiel has served as a director since August 1, 2006. Mr. Urkiel has been a member of the Board of Directors of Crown Holdings, Inc. since December 9, 2004. From 1999 until 2005, Mr. Urkiel served as

Senior Vice President and Chief Financial Officer of IKON Office Solutions. From 1995 until 1999, Mr. Urkiel served as the corporate controller and Chief Financial Officer at AMP Incorporated. Prior to 1999, Mr. Urkiel held various financial management positions at IBM Corporation.
     There are no family relationships between any of the directors, nominees, or any of our executive officers.
Information Relating to Corporate Governance and the Board of Directors
     Our board of directors has determined, after considering all the relevant facts and circumstances, that Messrs. Braswell, Grindstaff, and Urkiel are independent directors, as “independence” is defined by the listing standards of the National Association of Securities Dealers (“NASD”).
     Thayer-Blum Funding III, L.L.C. owns 24,582,191 shares of our common stock, or 89.2% of our outstanding shares. See “Security Ownership of Principal Stockholders, Directors and Officers” below beginning on page 8. Accordingly, our company is deemed to be a “controlled company,” which is defined by the NASD listing standards as a company of which more than 50% of the voting power is held by an individual, group, or another company. As a “controlled company,” we are not required to have a compensation committee or a nominating committee comprised solely of independent directors nor is our board of directors required to be comprised of a majority of independent directors.
     Our board of directors has established three standing committees: an audit committee; a compensation committee; and a nominating and corporate governance committee. Our board of directors has adopted charters for the audit and the nominating and corporate governance committees describing the authority and responsibilities delegated to each committee by the board of directors. Our board of directors has also adopted a Whistle Blower Policy and a Code of Ethics for our Chief Executive Officer and Senior Financial Officers. We post on our website at www.suntroncorp.com, the charters of the audit and the nominating and corporate governance committees; our Whistle Blower Policy and Code of Ethics for our Chief Executive Officer and Senior Financial Officers, and any amendments or waivers thereto; and any other corporate governance materials contemplated by the Securities and Exchange Commission (the “SEC”) or NASD regulations. These documents are also available in print to any stockholder requesting a copy in writing from our Secretary at our executive offices set forth in this proxy statement. In addition, the charter of the audit committee as currently in effect is attached as Appendix A to this proxy statement.
     We intend to schedule each year at least two executive sessions at which our independent directors meet without the presence or participation of management. During 2005, our independent directors met in four executive sessions.
     Interested parties may communicate with our board of directors or specific members of our board of directors, including the members of our various board committees, by submitting a letter addressed to the Board of Directors of Suntron Corporation c/o any specified individual director or directors at the address listed herein. Any such letters will be forwarded to the indicated directors.
Meetings of the Board of Directors
     Our board of directors held seven meetings, including two telephonic meetings, during the fiscal year ended December 31, 2005. Except for former board members Messrs. Medeiros and Zambrano, all of our directors attended more than 75% of the meetings of the board of directors and the committees of the board of directors (for such period that they served as a member of our board of directors and the related committees) held during fiscal year 2005.
Committees of the Board of Directors
     Audit Committee. The purpose of the audit committee is to oversee the accounting and financial reporting processes of our company and the audits of the financial statements of our company and to provide assistance to our board of directors with respect to the oversight of the integrity of the financial statements of our company, our company’s compliance with legal and regulatory matters, the independent auditor’s qualifications and independence, and the performance of our company’s internal audit function and our independent auditors. The primary responsibilities of the audit committee are set forth in its charter and include various matters with respect to the oversight of our company’s accounting and financial reporting process and audits of the financial statements of our company on behalf of our board of directors. The audit committee also: selects the independent certified public accountants to conduct the annual audit of the financial statements of our company; reviews the proposed scope of such audit; reviews accounting and financial controls of our company with the independent public accountants and our financial accounting staff; and reviews and approves transactions between us and our directors, officers, and their affiliates. The current members of the audit committee are Messrs. Braswell, Grindstaff (Chairman), and Urkiel, each of whom qualifies as an independent director under NASD listing standards as well as under rules adopted by the SEC pursuant to the Sarbanes-Oxley Act of 2002. Our board of directors has determined that Messrs. Grindstaff and Urkiel each qualify as an “audit committee financial expert” in accordance with applicable SEC rules and regulations. The audit committee met nine times during fiscal year 2005, including five telephonic meetings.
     Compensation Committee. The compensation committee reviews and monitors our compensation and benefit plans to ensure that they meet corporate objectives, including the administration of our Amended and Restated 2002 Stock Option Plan. In fulfilling this function, the compensation committee reviews the recommendations of our chief executive officer regarding changes to the major compensation policies and practices and the compensation provided to our officers. Its current members consist of Messrs. Forese (chairman) and Schölvinck. Due to participation by the entire board of directors in decisions about changes in executive officers, the compensation committee only met one time and also took action by unanimous written consent on one occasion in 2005.
     Nominating and Corporate Governance Committee. The purpose and responsibilities of the nominating and corporate governance committee include the oversight of the selection and composition of committees of the board of directors, the oversight of the evaluations of the board of directors and management, the identification of individuals qualified to become board members, the selection or recommendation to the board of directors of nominees to stand for election as directors at each election of directors, the development and recommendation to the board of directors of a set of corporate governance principles applicable to our company, and the establishment of board of director compensation levels.
     The nominating and corporate governance committee will consider persons recommended by stockholders for inclusion as nominees for election to our board of directors if the names, biographical data, and qualifications of such persons are submitted in writing in a timely manner addressed and delivered to our company’s Secretary at the address listed herein. The nominating and corporate governance committee identifies and evaluates nominees for our board of directors, including nominees recommended by stockholders, based on numerous factors it considers appropriate, some of which may include strength of character, mature judgment, career specialization, relevant technical skills, diversity, and the extent to which the nominee would fill a present need on our board of directors. The current members of the nominating and corporate governance committee are Messrs. Braswell, and Forese (chairman). Due to participation by the entire board of directors in decisions about changes in the composition of our board of directors, the nominating and corporate governance committee did not meet during 2005.
Director Compensation and Other Information
     We pay each of our independent directors an annual fee of $15,000, which is paid in quarterly installments. We also pay each independent director $500 per board meeting. Each independent director is entitled to receive, in lieu of the cash retainer fee, quarterly stock options having a Black-Scholes value as of the grant date equal to $3,750. During 2005, none of the independent directors elected to receive stock options in lieu of cash compensation.
     Additionally, we pay members of our audit committee and independent members of our compensation committee a fee for each committee meeting they attend. Each audit committee member receives $1,000 per meeting ($500 in the case of telephonic meetings), and the Chairman of the audit committee receives an additional $500 per meeting ($250 in the case of telephonic meetings). Each independent member of the nominating and corporate governance committee and the compensation committee receives $500 per meeting ($250 in the case of telephonic meetings), and the Chairman of these committees receives no additional payment. We will also pay $10,000 to each member of any “special committee” created to represent the interests of the minority stockholders.

Finally, we reimburse our independent directors for all out-of-pocket expenses incurred in the performance of their duties as directors.
     All of our independent directors are eligible to receive grants of stock options under our stock option plan. Upon election to our board of directors, each independent director receives an option to purchase a total of 15,000 shares of our common stock at an exercise price per share equal to the closing price on the grant date. The initial options granted to independent directors vest for 20% of the shares at the end of each calendar year. At the end of each calendar quarter, each independent director also receives an option to purchase 1,000 shares of our common stock at an exercise price per share equal to the closing price on the grant date, provided the director has served as an independent director for at least two months. The options granted to independent directors at the end of each calendar quarter vest for 20% of the shares upon each anniversary of the grant date.

SECURITY OWNERSHIP OF PRINCIPAL STOCKHOLDERS, DIRECTORS, AND OFFICERS
     The following table sets forth information with respect to our common stock beneficially owned as of September 29, 2006 by (a) each person known by us to own beneficially more than 5% of our outstanding common stock, (b) each of our directors, (c) each of our executive officers, and (d) all of our directors and executive officers as a group.
Beneficial Ownership Table

	Shares Beneficially Owned
Name of Beneficial Owner(1)	Number	Percent (2)
Thayer-Blum Funding III, L.L.C. (3)	24,582,191	89.2%
Hargopal Singh (4)	200,000	*
Allen S. Braswell, Jr. (5)	215,234	*
Ivor J. Evans (6)(7)	24,607,191	89.2%
James J. Forese (6)	24,582,191	89.2%
Kurt D. Grindstaff (8)	3,000	*
Douglas P. McCormick (6)	24,582,191	89.2%
Scott D. Rued (6)	24,582,191	89.2%
Thomas B. Sabol (9)	16,800	*
Marc Schölvinck (6)	24,582,191	89.2%
William S. Urkiel	—	*
James A. Doran (10)	42,342	*
Oscar A. Hager (11)	52,188	*
All directors and executive officers as a group (12 persons) (6)(12)	25,086,755	89.8%

*	Represents less than 1% of our outstanding common stock.

(1)	Except as otherwise indicated, the address of each person listed in the table is 2401 West Grandview Road, Phoenix, Arizona 85023.

(2)	We have determined beneficial ownership in accordance with the rules of the SEC. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, we have included the shares of common stock subject to options and convertible securities held by that person that are currently exercisable or convertible or will become exercisable or convertible within 60 days after September 29, 2006, but we have not included those shares for purposes of computing percentage ownership of any other person. We have assumed unless otherwise indicated that the persons and entities named in the table have sole voting and investment power with respect to all shares beneficially owned, subject to community property laws where applicable. Beneficial ownership is based on 27,562,647 shares of our common stock outstanding as of September 29, 2006.

(3)	Thayer-Blum Funding III, L.L.C. is owned as follows: 59.94% by Thayer Equity Investors IV, L.P., 0.04% by TC Manufacturing Holdings, L.L.C., 0.02% by TC KCo, L.L.C., 33.9% by Blum Strategic Partners, L.P., and 6.1% by Blum (K*TEC) Co-Investment Partners, L.P.

TC Manufacturing Holdings, L.L.C. is controlled by limited liability companies, the managing members of which are Frederick Malek, Carl Rickersten, and Paul Stern.

Thayer Equity Investors IV, L.P. is controlled by a limited liability company, the managing members of which are Frederick Malek and Carl Rickersten.

TC KCo, L.L.C. is controlled by a limited liability company, the managing members of which are Frederik Malek and Carl Rickersten.

Blum Strategic Partners, L.P. is controlled by a limited liability company, of which the general partner is Blum Strategic GP, L.L.C.

Blum (K*TEC) Co-Investment Partners, L.P. is controlled by a limited liability company, of which the general partner is Blum Strategic GP, L.L.C.

Messrs. McCormick and Rued, both directors of ours, are Managing Partners of the limited liability company that controls Thayer Equity Investors IV, L.P. Mr. Forese, one of our directors, is an Operating Partner and Chief Operating Officer of the company that controls Thayer Equity Investors IV, L.P. Mr. Evans, one of our directors, is an Operating Partner of the company that controls Thayer Equity Investors IV, L.P. Mr. Schölvinck is a member of the general partner of Blum Strategic Partners, L.P.

The address of Thayer-Blum Funding III, L.L.C. is 1455 Pennsylvania Avenue, N.W., Suite 350, Washington, D.C. 20004.

(4)	Consists of 200,000 shares issuable pursuant to options that are currently exercisable or exercisable within 60 days of September 29, 2006.

(5)	Includes 37,561 shares beneficially owned by the Allen S. Braswell, Jr. Family Limited Partnership; 24,455 shares beneficially owned by the Allen S. Braswell, Jr. Gifting Trust; 6 shares beneficially owned by Uniform Gift to Minors Accounts of the minor children of Allen S. Braswell, Jr.,; 133,522 shares beneficially owned by Circuit Test International GRIT Limited Partnership, of which Braswell Investment Corporation (“BIC”) is a general partner; and 19,690 shares issuable pursuant to options that are exercisable within 60 days of September 29, 2006. Allen S. Braswell, Jr. is president of BIC.

(6)	Reflects 24,582,191 shares held by Thayer-Blum Funding III, L.L.C. See footnote 3. Messrs. Evans, Forese, McCormick, Medeiros, Rued, and Schölvinck disclaim beneficial ownership of these shares, except to the extent of any pecuniary interest therein.

(7)	Includes 25,000 shares issuable pursuant to options that are currently exercisable or exercisable within 60 days of September 29, 2006.

(8)	Consists of 3,000 shares issuable pursuant to options that are currently exercisable or exercisable within 60 days of September 29, 2006.

(9)	Consists of 16,800 shares issuable pursuant to options that are currently exercisable or exercisable within 60 days of September 29, 2006.

(10)	Includes 42,250 shares issuable pursuant to options that are currently exercisable or exercisable within 60 days of September 29, 2006.

(11)	Includes 52,063 shares issuable pursuant to options that are currently exercisable or exercisable within 60 days of September 29, 2006.

(12)	Includes 358,803 shares issuable pursuant to options that are currently exercisable or exercisable within 60 days of September 29, 2006.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
     Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) requires our directors, officers, and persons who own more than 10% of a registered class of our securities to file reports of ownership and changes in ownership with the SEC. Directors, officers, and certain stockholders are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file. During 2005, we believe that our directors, executive officers and stockholders owning more than 10% of our outstanding shares complied with all Section 16(a) filing requirements, except the following officers and directors were granted stock options that were not reported within the two business day deadline:

Name	Grant Date	Number of Shares	Exercise Price	Date Filed
Hargopal (Paul) Singh	8-29-05	56,950	$0.01	10-13-05
Oscar A. Hager	8-29-05	10,050	$0.01	10-13-05
John H. Kulp	8-29-05	10,050	$0.01	10-13-05
Peter W. Harper	8-29-05	14,740	$0.01	10-13-05
James A. Doran	8-29-05	6,700	$0.01	10-13-05
Kurt D. Grindstaff	11-8-05	15,000	$1.08	11-17-05

EXECUTIVE COMPENSATION
     The following table sets forth information concerning the compensation we paid for the fiscal years ended December 31, 2003, 2004, and 2005 to our Chief Executive Officer and each of the four other most highly compensated individuals who served as our executive officers at the end of 2005, as well as their titles.
Summary Compensation Table

					Long Term
					Compensation
	Annual Compensation				Awards	Payouts
				Other Annual	Securities	LTIP
Name and Principal				Compensation	Underlying	Payouts	All Other
Position	Year	Salary($)	Bonus($)	($)(1)	Options(#)	($)	Compensation($)
Hargopal Singh	2003	$—	$—	$—	—	$—	$—
Chief Executive	2004	75,417	30,000	—	25,000	—	27,420	(6)
Officer and President	2005	263,333	316,000	—	756,950	—	18,427	(2)

James K. Bass	2003	300,000	31,000	—	60,000	—	—
Former Chief Executive	2004	300,000	280,200	—	—	—	—
Officer and President (7)	2005	114,000	—	—	—	—	443,762	(8)

James A. Doran	2003	155,210	—	—	9,000	—	—
Chief Financial Officer (3)	2004	158,401	80,340	—	—	—	—
and Secretary	2005	165,680	—	—	10,050	—	20,000	(5)

Oscar A. Hager	2003	150,000	15,000	—	15,000	—	—
Vice President of	2004	165,000	77,000	—	—	—	—
Information Technology & Administration	2005	175,000	—	—	10,050	—	50,000	(5)

John H. Kulp	2003	170,000	15,000	—	12,000	—	—
Vice President of	2004	195,000	91,450	—	10,000	—	—
Sales and Marketing (4)	2005	200,000	—	—	10,050	—	50,000	(5)

(1)	Except as otherwise provided in this table, no amounts for perquisites and other personal benefits received by any of the named executive officers are shown because the aggregate dollar amounts were lower than the reporting requirements established by the rules of the SEC.

(2)	Represents payment to defray moving expenses for relocation in connection with employment by the Company.

(3)	Mr. Doran served as our interim Chief Financial Officer from October 2005 through February 13, 2006. Effective February 14, 2006, Mr. Doran resumed his duties as our Chief Accounting Officer.

(4)	Effective February 21, 2006, Mr. Kulp terminated his employment with Suntron.

(5)	Represents bonus earned for remaining employed with Suntron through December 2005.

(6)	Represents a $20,000 sign-on bonus and $7,420 to defray moving expenses for relocation in connection with employment by the Company.

(7)	Effective May 6, 2005, Mr. Bass resigned as chief executive officer, president and a director of Suntron.

(8)	In connection with the termination of Mr. Bass’ employment, we entered into a severance and consulting agreement that provided for aggregate cash payments of $443,762 over a fourteen month period that ended in July 2006.

Stock Option Grants
     We did not grant any stock appreciation rights in 2005. The following table sets forth information concerning the grant of stock options in 2005 to our Chief Executive Officer and the other executive officers named in the Summary Compensation Table above.
Option Grants In Last Fiscal Year

	Individual Grants
	Number of		% of Total		Grant
	Securities		Options		Date		Potential Realizable Value at Assumed
	Underlying		Granted to	Exercise or	Market		Annual Rates of Stock Price Appreciation
	Options		Employees in	Base Price	Value	Expiration	for Option Terms (4)
Name	Granted (#)		Fiscal Year (3)	($/Share)	($/Share)	Date	0%($)	5%($)	10%($)
Hargopal Singh	700,000	(1)	65.8%	$1.79	$1.79	5-15-15	$—	$788,005	$1,996,959
Hargopal Singh	56,950	(2)	5.4%	$0.01	$1.25	3-10-08	70,618	79,877	89,874
James A. Doran	6,700	(2)	0.6%	$0.01	$1.25	3-10-08	8,308	9,397	10,573
James A. Doran	3,350	(2)	0.3%	$0.01	$1.34	3-10-08	4,456	4,977	5,534
John H. Kulp	10,050	(2)	0.9%	$0.01	$1.25	3-10-08	12,462	14,096	15,860
Oscar A. Hager	10,050	(2)	0.9%	$0.01	$1.25	3-10-08	12,462	14,096	15,860

(1)	Represents options to purchase shares of our common stock that become exercisable for 25% of the underlying shares on each anniversary of the grant date so long as the executive remains employed with Suntron.

(2)	Represents options to purchase shares of our common stock that become exercisable for 33.33% of the underlying shares on March 1, 2006 and 8.33% every three months thereafter, so long as the executive remains employed with Suntron.

(3)	The percentages shown above are based on an aggregate of 1,064,240 options for shares of our common stock that were granted to employees for the year ended December 31, 2005.

(4)	Potential realizable value assumes that the stock price increases from the date of the grant until the end of the option term at the annual rate specified (0%, 5%, and 10%). The 0%, 5%, and 10% assumed annual rates of appreciation are mandated by SEC rules and do not represent our estimate or projection of the future price of our common stock. We do not believe this method accurately illustrates the potential value of a stock option.
Stock Option Exercises and Values for Fiscal 2005
     The following table sets forth information with respect to our Chief Executive Officer and the executive officers named in the Summary Compensation Table above concerning options exercised in 2005 and unexercised options held by them as of the end of such fiscal year:
Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Value

	Shares				Value of Unexercised
	Acquired		Number of Options at		In-the-Money Options at
	on	Value	December 31, 2005		December 31, 2005($)(1)
Name	Exercise	Realized	Exercisable	Unexercisable	Exercisable	Unexercisable
Hargopal Singh	—	$ —	25,000	756,950	$ —	$68,910
James K. Bass	—	—	422,376	—	—	—
James A. Doran	—	—	42,250	19,050	—	23,051
Oscar A. Hager	—	—	49,875	29,425	—	30,311
John H. Kulp	—	—	71,063	26,738	—	26,681

(1)	The closing sales price per share for our common stock as reported by the Nasdaq SmallCap Market on December 31, 2005 was $1.22. The option value is calculated by multiplying (a) the positive difference, if any, between $1.22 and the option exercise price by (b) the number of shares of common stock underlying the option.
Equity Compensation Plan Information
     The following table sets forth certain information, as of December 31, 2005, regarding shares of our common stock that may be issued upon the exercise of options under our only stock option plan (the Amended and Restated 2002 Stock Option Plan).

(c)
	(a)	(b)	Number of Securities
	Number of	Weighted	Remaining Available for
	Securities to be	Average	Future Issuance Under
	Issued Upon	Exercise	Equity
	Exercise of	Price of	Compensation Plans
	Outstanding	Outstanding	(Excluding Securities
Plan Category	Options	Options	Reflected in Column (a))
Equity Compensation Plans Approved by Stockholders	2,263,703	$5.94	2,730,413

Equity Compensation Plans Not Approved by Stockholders	—	—	—

Total	2,263,703	$5.94	2,730,413

Employment Agreements and Change of Control Arrangements
     On May 16, 2006, we entered into an Amended and Restated Employment Agreement (the “Employment Agreement”) with Hargopal Singh, our President and Chief Executive Officer, pursuant to which his existing employment agreement was amended to: (i) increase his base annual salary to $400,000; (ii) provide for a potential 2006 performance bonus of up to $480,000, based on achieving certain revenue, EBITDA, and operational objectives established by our compensation committee; and (iii) provide for a severance payment equal to three times the sum of his base annual salary and the maximum bonus payable to him by us for the fiscal year in which his employment is terminated, in the event that his employment is terminated within 12 months following a “Change of Control” (as defined in the Employment Agreement) by either (1) us without “Cause” (as defined in the Employment Agreement) or (2) Mr. Singh for “Good Reason” (as defined in the Employment Agreement).
     On February 14, 2006, we entered into a Change of Control Severance Agreement with Thomas B. Sabol in connection with his appointment as our Chief Financial Officer. On May 16, 2006, the Company also entered into Change of Control Severance Agreements with James A. Doran and Oscar Hager, the Company’s Chief Accounting Officer and Vice President of Information Technology and Administration, respectively (each a “Change of Control Agreement”). Each Change of Control Agreement provides that, in the event the executive is terminated within 12 months following a “Change of Control” (as defined in the Change of Control Agreement) by either (1) us without “Cause” (as defined in the Change of Control Agreement) or (2) the executive for “Good Reason” (as defined in the Change of Control Agreement), the executive will be entitled to receive as severance a payment equal to two times the sum of his base annual salary and the maximum bonus payable to him by us for the fiscal year in which the executive’s employment was terminated.

REPORT OF THE COMPENSATION COMMITTEE
     The following Report of the Compensation Committee, the Report of the Audit Committee, and Performance Graph included elsewhere in this proxy statement do not constitute soliciting material and should not be deemed filed or incorporated by reference in any other filing of ours under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that we specifically incorporate either Report or the Performance Graph by reference therein.
     Under rules established by the SEC, we are required to provide a report explaining the rationale and considerations that led to fundamental compensation decisions affecting our executive officers (including the executive officers named in the Summary Compensation Table above) during the past fiscal year. The report of our compensation committee is set forth below.
     Hargopal Singh has served as our President and Chief Executive Officer since May 6, 2005, when we entered into an employment agreement with him. In May 2006, we entered into an Amended and Restated Employment Agreement with Mr. Singh. This employment agreement terminates in December 2006. The employment agreement provides for a minimum base salary of $400,000, which the committee believes is consistent with industry parameters, and incentive-based bonus compensation based on our company achieving certain financial performance targets determined by the compensation committee. For 2005, Mr. Singh received $316,000 in bonus compensation based on our company achieving certain financial performance targets established by the compensation committee. For 2006, Mr. Singh has the opportunity to earn up to $480,000 if the performance targets determined by the compensation committee are achieved. The compensation committee believes that the attributes of Mr. Singh’s compensation package will provide appropriate performance-based incentives.
     The compensation committee’s general philosophy with respect to the compensation of our other executive officers has been to recommend competitive compensation programs designed to attract and retain key executives critical to our long-term success and to recognize an individual’s contribution and personal performance. In addition, our stock option plan is designed to attract and retain executive officers and other employees and to reward them for delivering long-term value to us. In fiscal year 2005 the compensation committee awarded cash bonuses to the executive officers in recognition of our company’s improved financial performance and granted stock options to certain executive officers.
     Section 162(m) of the Internal Revenue Code of 1986, as amended, generally disallows a federal income tax deduction to public companies for certain compensation in excess of $1 million paid to a corporation’s chief executive officer or any of its four other most highly compensated executive officers. Qualifying performance-based compensation will not be subject to the deduction limit if certain requirements are met. Our equity-based compensation plan does not satisfy these requirements as the members of our compensation committee do not satisfy the definition of an “outside director” under Section 162(m). Accordingly, the compensation income deemed to be received upon the exercise of stock options granted under the plan does not qualify as performance-based compensation and may be subject to the deduction limit. The compensation committee intends to review the potential effects of Section 162(m) periodically and in the future may decide to structure additional portions of our compensation programs in a manner designed to permit unlimited deductibility for federal income tax purposes. We are not currently subject to the limitations of Section 162(m) because none of our executive officers received compensation during 2005 in excess of $1 million.
     Dated as of: November 3, 2006
     James J. Forese, Chairman
     Marc Schölvinck

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
     As of the fiscal year ended December 31, 2005, our compensation committee consisted of Messrs. Forese and Walker (chairman). The compensation committee currently consists of Messrs. Forese (chairman) and Schölvinck. None of these individuals had any contractual or other relationships with us during such fiscal year except as directors and those transactions discussed elsewhere in this proxy statement. See “Certain Relationships and Related Transactions” on page 18. No interlocking relationship exists between any member of our compensation committee and any member of any other company’s board of directors or compensation committee.

REPORT OF THE AUDIT COMMITTEE
     Our board of directors has appointed an audit committee consisting of three directors. All members of our audit committee are able to read and understand fundamental financial statements, including our balance sheet, income statement, and cash flow statement. At least one member of our audit committee has past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background that results in the individual’s financial sophistication, including being or having been a chief executive officer, chief financial officer, or other senior officer with financial oversight responsibility. Our board of directors has determined that Messrs. Braswell, Grindstaff, and Urkiel are “independent,” as defined by Rule 4200(a)(14) of the NASD’s listing standards.
     The primary responsibility of the audit committee is to assist our board of directors in fulfilling its responsibility to oversee management’s conduct of our financial reporting process, including overseeing: the financial reports and other financial information that we submit to governmental or regulatory bodies (such as the SEC), the public, and other users thereof; our systems of internal accounting and financial controls; and the annual independent audit of our financial statements.
     Management has the primary responsibility for the financial statements and the reporting process, including the system of internal controls. The independent auditors are responsible for auditing the financial statements and expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles in the United States.
     In fulfilling its oversight responsibilities, the audit committee reviewed the audited financial statements with management and the independent auditors. The audit committee discussed with the independent auditors the matters required to be discussed by Statement of Auditing Standards No. 61, as amended. This included a discussion of the auditors’ judgments as to the quality and the acceptability of our accounting principles and such other matters as are required to be discussed with the audit committee under generally accepted auditing standards. In addition, the audit committee received from the independent auditors written disclosures and the letter required by Independence Standards Board Standard No. 1. The audit committee also discussed with the independent auditors the auditors’ independence from us and our management, including the matters covered by the written disclosures and letter provided by the independent auditors.
     The audit committee discussed with our independent auditors the overall scope and plans for their audits. The audit committee met with the independent auditors, with and without management present, to discuss the results of their quarterly reviews and annual audits, their evaluations of our internal controls, and the overall quality of our financial reporting. The audit committee met nine times, including five telephonic meetings, during the fiscal year ended December 31, 2005.
     Based on the reviews and discussions referred to above, the audit committee recommended to the board of directors, and the board or directors approved, that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2005 for filing with the SEC.
     The Board of Directors has amended and restated our audit committee charter from time-to-time to reflect, among other things, the requirements of recently adopted federal legislation, including the Sarbanes-Oxley Act of 2002, new rules adopted by the SEC, and amended NASD listing standards. A copy of the Audit Committee Charter, as amended and restated, is included as Appendix A in this proxy statement. We certify that it is in compliance with Rule 4350(d)(1) of the NASD’s listing standards.
     Dated as of: November 3, 2006
     Kurt D. Grindstaff, Chairman
     Allen S. Braswell, Jr.
     William S. Urkiel

PERFORMANCE GRAPH
     Our common stock has been listed on the Nasdaq National Market since March 1, 2002. Accordingly, the following graph compares, for the period from March 1, 2002 to December 31, 2005, the cumulative total stockholder return on our common stock against the cumulative total return of:
•	the Nasdaq Composite Index; and

•	a peer group consisting of us and six other publicly traded electronic manufacturing services companies that we have selected.
     The graph assumes $100 was invested in our common stock on March 1, 2002, the date on which our common stock became listed on the Nasdaq National Market and an investment in each of the peer group and the Nasdaq Composite Index, and the reinvestment of all dividends. The companies included in the peer group are Benchmark Electronics, Inc. (NYSE: BHE), IEC Electronics Corp. (Nasdaq NM: IECE), Jabil Circuit, Inc. (NYSE: JBL), Plexus Corp. (Nasdaq NM: PLXS), Sanmina-SCI Corporation (Nasdaq NM: SANM), and Solectron Corporation (NYSE: SLR).
COMPARISON OF 46 MONTH CUMULATIVE TOTAL RETURN*
AMONG SUNTRON CORPORATION, THE NASDAQ STOCK MARKET (U.S.) INDEX
AND A PEER GROUP

*	$100 invested on 3/1/02 in stock or on 2/28/02 in index-including reinvestment of dividends. Fiscal year ending December 31.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
Thayer-Blum Management Fees
     During 2005, we incurred $750,000 for management fees to affiliates of our majority stockholder, Thayer-Blum Funding III, L.L.C. The services provided under this arrangement consist of management fees related to corporate development activities and consulting services for strategic and operational issues.
Purchase and Sale of Material
     For the six months ended July 3, 2005, we purchased raw materials to support our production requirements for $229,000 from TTM Technologies, Inc. TTM is a publicly-held EMS provider that was controlled by affiliates of our majority stockholder and a member of our Board of Directors also served as a member of TTM’s Board of Directors. We continued to do business with TTM during the third and fourth quarters of 2005; however there is no longer an affiliation between TTM and our majority stockholder or any member of our Board of Directors.
     During 2005, we purchased raw materials to support our production requirements for $443,000 from Cosmotronic Corporation. In addition, we sold products for $207,000 to Cosmotronic Corporation during 2005. Two members of our Board of Directors also served as Board members for Cosmotronic Corporation; however there is no longer an affiliation between Cosmotronic and our majority stockholder or any member of our Board of Directors.
Participation Agreement
     On August 19, 2005, our lenders agreed to amend the credit agreement to permit an affiliate of our majority stockholder to enter into a participation agreement with our lenders. Under the participation agreement, the affiliate made a $5.0 million cash payment to our lenders and our lenders agreed to pay interest to the affiliate at the same rate that our lenders charged us under our credit agreement. Effective January 31, 2006, the participation agreement was amended to provide another $5.0 million cash payment to our lenders on the same terms.
RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS
     KPMG LLP served as our independent registered public accounting firm for each of the years in the three-year period ended December 31, 2005.
Fees Charged By Independent Registered Public Accounting Firm
     The following is a summary of fees, all of which were approved by our audit committee, billed by KPMG LLP for audit and other professional services during the years ended December 31, 2004 and 2005:

	2004	2005
Audit fees and expenses	$230,000	$255,000
Audit-related fees	9,630	—
Income tax fees	29,164	7,000
All other fees	—	—

Total fees	$268,794	$262,000

     “Audit-related fees” include fees related to Section 404 of the Sarbanes-Oxley Act of 2002. “Income tax fees” include tax return preparation and consultation on various tax-related issues.

Pre-Approval Policy for Independent Registered Public Accounting Firm’s Fees
     In 2003, our audit committee adopted a formal policy concerning pre-approval of audit and non-audit services to be provided by our independent auditors. The policy requires that all proposed services to be provided by KPMG LLP must be pre-approved by the audit committee before any services are performed. This policy includes all audit, tax, and consulting services that KPMG LLP may provide to us. In evaluating whether to engage KPMG LLP for non-audit services, our audit committee considers whether the performance of services other than audit services is compatible with maintaining the independence of KPMG LLP.
ANNUAL REPORT AND OTHER MATTERS
     We have mailed with this proxy statement a copy of our 2005 annual report to each stockholder of record as of November 20, 2006. If a stockholder requires an additional copy of our annual report, we will provide one, without charge, on the written request of any such stockholder addressed to our Secretary at Suntron Corporation, 2401 West Grandview Road, Phoenix, Arizona 85023. Any exhibits listed in the annual report also will be furnished upon written request at the actual expense we incur in furnishing such exhibit.
     Our 2005 annual report to stockholders is not incorporated into this proxy statement and is not to be considered a part of these proxy materials or subject to Regulations 14A or 14C or to the liabilities of Section 18 of the Exchange Act. The information contained in the “Report of the Compensation Committee,” “Report of the Audit Committee,” and “Performance Graph” above shall not be deemed “filed” with the SEC, or subject to Regulations 14A or 14C or to the liabilities of Section 18 of the Exchange Act.
STOCKHOLDER PROPOSALS FOR THE 2007 ANNUAL MEETING
     We must receive stockholder proposals that are intended to be presented at our annual meeting of stockholders to be held during calendar year 2007 no later than March 30, 2007, in order to be included in the proxy statement and form of proxy relating to such meeting. Pursuant to Rule 14a-4 under the Exchange Act, we intend to retain discretionary authority to vote proxies with respect to stockholder proposals for which the proponent does not seek to have us include the proposed matter in the proxy statement for the annual meeting to be held during calendar 2007, except in circumstances where (a) we receive notice of the proposed matter no later than March 30, 2007, and (b) the proponent complies with the requirements set forth in Rule 14a-4.
OTHER MATTERS
     As of the date of this proxy statement, we know of no matter that will be presented for consideration at the annual meeting other than the election of directors. If, however, any other matter should properly come before the annual meeting for action by stockholders, proxies in the enclosed form returned to us will be voted in accordance with the recommendation of the board of directors or, in the absence of such a recommendation, in accordance with the judgment of the proxy holder.
By Order of the Board of Directors,
/s/ James A. Doran
Secretary
Phoenix, Arizona
November 21, 2006

APPENDIX A
Suntron Corporation
Charter of the Audit Committee of the Board of Directors
(Amended and Restated as of December 13, 2004)
Purpose
The purpose of the Audit Committee is to:
(A)	oversee the Company’s accounting and financial reporting processes and the audits of the Company’s financial statements;

(B)	assist the Board in monitoring (1) the integrity of the Company’s financial statements, (2) the independent auditor’s qualifications and independence, (3) the performance of the Company’s internal audit function and independent auditors, and (4) the Company’s compliance with legal and regulatory requirements; and

(C)	prepare the Audit Committee report required by the rules of the Securities and Exchange Commission (the “Commission”) to be included in the Company’s annual proxy statement.
Committee Membership
The Audit Committee shall consist of no fewer than three members. The members of the Audit Committee shall meet the independence and experience requirements of the Nasdaq Stock Market, Section 10A(m)(3) of the Securities Exchange Act of 1934 (the “Exchange Act”) and the rules and regulations of the Commission. At least one member of the Audit Committee shall be a financial expert as defined by the Commission.
The members of the Audit Committee shall be appointed by the Board on the recommendation of the Board’s Corporate Governance/Nominating Committee. Audit Committee members may be replaced by the Board.
Chairman
Unless a Chairman is appointed by the full Board, the members of the Audit Committee shall designate a Chairman by the majority vote of the Audit Committee members. The Chairman shall chair all meetings of the Audit Committee and establish the agendas for such meetings.
Meetings
The Audit Committee shall meet as often as it determines, but not less frequently than quarterly. The Audit Committee shall meet periodically with management, the internal auditors and the independent auditor in separate executive sessions. The Audit Committee may request any officer or employee of the Company or the Company’s outside counsel or independent auditor to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee. Meetings of the Committee may be held telephonically.
All non-employee directors who are not members of the Audit Committee may attend meetings of the Audit Committee, but may not vote.
Committee Authority and Responsibilities
The Audit Committee shall be directly responsible for the appointment, compensation, retention and oversight of the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other audit, review or attest services or related work. The independent auditor shall report directly to the Audit Committee. The Audit Committee shall also have the authority to direct the Company’s internal audit department as it deems necessary or appropriate.
The Audit Committee shall pre-approve all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for the Company by its independent auditor as set forth in Section 10A(i) of the Exchange Act.
The Audit Committee shall at least annually (i) request and receive from the independent auditor a formal written statement delineating all relationships between the independent auditor and the Company, consistent with Independence Standards Board Standard 1, (ii) actively engage in a dialogue with the independent auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditor, and (iii) take, or recommend that the Company’s Board take, appropriate action to oversee the independence of the independent auditor.
The Audit Committee shall establish procedures for (i) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and (ii) the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.
The Audit Committee shall have the authority, to the extent it deems necessary to carry out its duties, to retain independent legal, accounting or other advisors. The Company shall provide for appropriate funding, as determined by the Audit Committee, for payment of (i) compensation to the independent auditor for the purpose of preparing or issuing an audit report or performing other audit, review or attest services, (ii) compensation to any advisors employed by the Audit Committee pursuant to the preceding sentence, and (iii) ordinary administrative expenses of the Audit Committee that are necessary or appropriate to carry out its duties.
The Audit Committee shall make regular reports to the Board. The Audit Committee shall review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval.
The Audit Committee may form and delegate authority to subcommittees consisting of one or more members when appropriate, including the authority to grant pre-approvals of audit and permitted non-audit services, provided that decisions of such subcommittee to grant pre-approvals shall be presented to the full Audit Committee at its next scheduled meeting.
The Audit Committee, to the extent it deems necessary or appropriate, shall:
Financial Statement and Disclosure Matters
1.	Review and discuss with management and the independent auditor the Company’s annual audited financial statements, including disclosures made in management’s discussion and analysis, and recommend to the Board whether the audited financial statements should be included in the Company’s Form 10-K.

2.	Review and discuss with management and the independent auditor the Company’s quarterly financial statements prior to the filing of its Form 10-Q, including the results of the independent auditor’s review of the quarterly financial statements.

3.	Discuss with management and the independent auditor significant financial reporting issues and judgments made in connection with the preparation of the Company’s financial statements, including any significant changes in the Company’s selection or application of accounting principles, any major issues as to the adequacy of the Company’s internal controls, and any special steps adopted in light of material control deficiencies.

4.	Review and discuss quarterly reports from the independent auditors on:
(a)	All critical accounting policies and practices to be used.

(b)	All alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor.

(c)	Other material written communications between the independent auditor and management, such as any management letter or schedule of unadjusted differences.
5.	Review and discuss the Company’s earnings press releases, including the use of non-GAAP financial measures, as well as financial information and earnings guidance provided to analysts and rating agencies, at regularly scheduled Audit Committee meetings. The Audit Committee Chairman shall approve the Company’s earnings press releases. Such discussion may be done generally (consisting of discussing the types of information to be disclosed and the types of presentations to be made).

6.	Discuss with management and the independent auditor the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the Company’s financial statements.

7.	Discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit, including any difficulties encountered in the course of the audit work, any restrictions on the scope of activities or access to requested information, and any significant disagreements with management.

8.	Review disclosures made to the Audit Committee by the Company’s CEO and CFO during their certification process for the Form 10-K and Form 10-Q about any significant deficiencies in the design or operation of internal controls, material weaknesses therein, and any fraud involving management or other employees who have a significant role in the Company’s internal controls.
Oversight of the Company’s Relationship with the Independent Auditor
9.	Obtain and review a report from the independent auditor at least annually regarding (a) the independent auditor’s internal quality control procedures, (b) any material issues raised by the most recent internal quality control review, or peer review, of the firm, or by any material inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the firm, and (c) any steps taken to deal with any such issues.

10.	Evaluate the qualifications, performance and independence of the independent auditor, including considering whether the auditor’s quality controls are adequate and the provision of permitted non-audit services is compatible with maintaining the auditor’s independence, and taking into account the opinions of management and internal auditors. The Audit Committee shall present its conclusions with respect to the independent auditor to the Board in connection with each annual audit engagement.

11.	Meet with the independent auditor prior to the audit to discuss the planning and staffing of the audit.

12.	Ensure the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law.

13.	Recommend to the Board policies for the Company’s hiring of employees or former employees of the independent auditor who participated in any capacity in the audit of the Company.

14.	Consider whether, in order to assure continuing auditor independence, it is appropriate to adopt a policy of rotating the independent auditing firm on a regular basis.
Oversight of the Company’s Internal Audit Function
15.	Review the appointment and replacement of the Company’s senior internal auditing executive.

16.	Review the significant reports to management prepared by the internal auditing department and management’s responses.

17.	Discuss with the independent auditor and management the internal audit department responsibilities, budget and staffing and any recommended changes in the planned scope of internal audits.
Compliance Oversight Responsibilities
18.	Discuss with management and the independent auditor any correspondence with regulators or governmental agencies and any published reports which raise material issues regarding the Company’s financial statements or accounting policies.

19.	Discuss with the Company’s general counsel legal matters that could reasonably be expected to have a material impact on the financial statements or the Company’s compliance policies.

20.	Review and approve all related party transactions.
Other
21.	Carry out additional functions and adopt additional policies and procedures as may be appropriate in light of changing business, legal or other conditions.

22.	Maintain minutes or other records of meetings and activities of the Committee.
Limitation of Audit Committee’s Role
While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company’s financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. These are the responsibilities of management and the independent auditor.

☐	Mark this box with an X if you have made changes to your name or address details above.

Annual Meeting Proxy Card

A   Election of Directors
1. The Board of Directors recommends a vote FOR the listed nominees.

01 — Ivor J. Evans	For ☐	Withhold ☐

02 — Douglas P. McCormick	For ☐	Withhold ☐

03 — Marc Schölvinck	For ☐	Withhold ☐
2. Upon such other matters as may properly come before such
Annual Meeting or any adjournments or postponements thereof.
In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof.
B    Authorized Signatures — Sign Here — This section must be completed for your instructions to be executed.
The undersigned hereby acknowledges receipt of (1) the Notice of Annual Meeting and proxy statement relating to the 2006 Annual Meeting, and (2) the Company’s 2005 Annual Report to Stockholders.
A majority of such proxies or substitutes as shall be present and shall act at said meeting or any adjournment or adjournments thereof (or if only one shall be present and act, then that one) shall have and may exercise all of the powers of said proxies hereunder.
(Please date and sign exactly as the name appears hereon. When shares are held by joint tenants, all should sign. When signing as a fiduciary (e.g., attorney, executor, administrator, conservator, trustee, or guardian), please give title. If a corporation or partnership, please sign in corporate or partnership name by an authorized person.)

Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box	Date (mm/dd/yyyy)

Proxy — SUNTRON CORPORATION

2006 ANNUAL MEETING OF STOCKHOLDERS
THIS PROXY IS SOLICITED ON BEHALF OF
THE BOARD OF DIRECTORS OF THE COMPANY
The undersigned, a holder of Common Stock, $0.01 par value (“Common Stock”) of SUNTRON CORPORATION, a Delaware corporation (the “Company”), hereby appoints Hargopal Singh and Thomas B. Sabol, and each of them, as proxies for the undersigned, each with full power of substitution, and hereby authorizes them to represent and vote, as designated below and on the reverse, all the shares of Common Stock held of record by the undersigned at the close of business on November 20, 2006 at the 2006 Annual Meeting of Stockholders of the Company to be held at the Company’s corporate headquarters located at 2401 West Grandview Road, Phoenix, Arizona 85023 on December 15, 2006, and at any adjournment or postponement thereof.
THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED FOR THE ELECTION OF DIRECTORS; AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY COME BEFORE THE MEETING.
Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope